United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant     ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CREATIVE LEARNING CORP.

(Name of Registrant As Specified In Its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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CREATIVE LEARNING CORP.	CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	MAY 19, 2020
TIME:	3:00 P.M. MOUNTAIN TIME
LOCATION:

VIRTUALLY VIA THE INTERNET VIA LIVE AUDIO WEBCAST AT WWW.ISSUERDIRECT.COM/VIRTUAL-EVENT/CLCN.

TO VOTE AT THE MEETING, OR REVOKE A PREVIOUSLY SUBMITTED PROXY, YOU MUST ENTER THE CONTROL ID PRINTED ABOVE. PLEASE NOTE THAT THERE IS NO IN-PERSON ANNUAL MEETING FOR YOU TO ATTEND.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	INTERNET: https://www.iproxydirect.com/CLCN and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.
This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CLCN

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before May 14, 2020.

you may enter your voting instructions at https://www.iproxydirect.com/CLCN until 11:59 pm eastern time May 18, 2020.

The purposes of this meeting are as follows:
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1.        To elect five persons to the company’s board of directdors, to hold office until the 2021 annual meeting of our stockholders, from among the following nominees:

Board nominees:

•          Christopher Rego

•          Rod K. Whiton

•          Gary Herman

•          JoyAnn Kenny-Charlton

•          John simento

•          R. Gary Zell, II

Shareholder nominee:

•          Mark David Shaw

2.        To ratify the selection of MAC Accounting Group, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2020; and

3.        To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies. The board of directors has fixed the close of business on April 1, 2020 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.
The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

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FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

Creative Learning Corp.

SHAREHOLDER SERVICES

500 Perimeter Park Drive Suite D

Morrisville NC 27560

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important

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